SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

April 13, 2005

PACER HEALTH CORPORATION
(Exact Name of Registrant as Specified in Charter)

Florida	000-28729	11-3144463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7759 N.W. 146th Street, Miami Lakes, Florida	33016
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(305) 828-7660

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2005, the Board of Directors (the “Board”) of Pacer Health Corporation, a Florida corporation (the “Company”), appointed Representative Marcelo Llorente and Eugene Marini to the Board. Both were appointed to serve as directors until the next annual meeting of stockholders. There are no arrangements or understandings between either of the new directors and any other persons pursuant to which each director was selected as a director. Neither of these two directors have been a party to any transaction or proposed transaction with the Company during the last two years, or earlier.

Pursuant to the Company’s bylaws, both appointees will stand for re-election at the Company’s next annual meeting of stockholders.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(C) Press Release of Pacer Health Corporation dated April 5, 2005 and April 6, 2005.

Exhibit	Description	Location

Exhibit 99.1	Press Release of Pacer Health Corporation dated April 5, 2005 and April 6, 2005	Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	Pacer Health Corporation

By: /s/ Rainier Gonzalez
Name: Rainier Gonzalez
Title: President